Operations Update Report

Shareholders Meeting

7/17/15

Las Vegas, NV

BlueEarth

Safe Harbor Statement

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES ASSOCIATED WITH THE IMPACT OF ECONOMIC, COMPETITIVE AND OTHER FACTORS AFFECTING THE COMPANY AND ITS OPERATIONS, MARKETS, PRODUCTS AND CUSTOMERS, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY THE COMPANY WITH THE SEC. THIS PRESENTATION CONTAINS PROJECTIONS RELATED TO OUR FUTURE OPERATIONS, WHICH WERE PREPARED BY US AND THEY ARE SUBJECT TO UNCERTAINTY AND A COMPLEX SERIES OF FUTURE EVENTS BOTH INTERNAL AND EXTERNAL.

BlueEarth

Blue Earth Combined Heat & Power

Achievements

- Progress initial CHP facilities
  - Pilgrim's Pride, Sumter, SC – 1.5 MW CHP (producing power/hot water)
  - JBS, Brooks, AB – 12 MW CHP (under construction)
- Expand senior management
  - BE CHP COO, Mike Marr
- Increased project pipeline:
  - JBS (Pilgrim Pride) – Performing energy analysis on multiple sites
  - Currently Analyzing Other Protein Manufacturers
  - Currently Analyzing Beverage/Food Manufacturers



Completed Sumter, SC Site

BlueEarth

Market Conditions



- Low natural gas prices have opened opportunities for CHP with an increased spark spread
  - Increasing power pricing with lower gas prices in driving industrial companies to consider less expensive energy
  - CHP can address both power and thermal needs at significant lower prices
- Biogas production is approximately 3,000,000 tons/yr of biogas produced from animal waste and industrial organic waste in the USA.
  - Excellent fuel source for CHP systems
  - Gas is equivalent to 121,600,000 MMBTUs of fuel
  - Enough for 1.6 GW of generating capacity (equivalent to 133 Brooks-sized CHP facilities).
  - Highest concentrations of resources are in the Midwest and CA/AZ.
- Utilities increasing interest in partnering and accepting DG projects

BlueEarth

Future Goals

- Expand engineer staff additions by early 2016.
- Expand customer base to other food /beverage manufacturers and generators of organic waste
- Develop standard designs methods for rapid feasibility planning:
  - Electric utility interface
  - Thermal energy recovery and delivery systems
  - Fuel delivery systems
- Develop modularized, standard CHP packages to minimize engineering costs and for speed up installation.

Blue Earth Generator

BlueEarth

Achievements





- Generator Service Business has provided early startup revenue
  - On Pace to achieve $1.8 Million in Revenue
  - Focus on scheduled and preventative maintenance for Stand-by Generators in the Greater NY City area
  - Initial customer October 2014 base of 35 customers
- Restructure of leadership and team enhancement
- Development of pipeline of projects
- NYSERDA recognized engineering, development, and operation company

BlueEarth

Market Conditions

- Cogeneration NYC Metro Opportunities
  - Project sizes range from 100 kW to 2 MW in size within the great NYC Metro Area
  - Customers Focus
    - Class A / B Commercial Buildings
    - Rebuilding/Restoring non-running generators
- NYSERDA/ConED Demand Response Program
    - Upgrade emission on existing Standby generators so that they are suitable for the Demand Response Program
    - $800/kW Rebates available
    - Typical Project Size is 2 MW and has a retrofit cost of $2 Million

Future Goals

- Purchase of Existing Cogeneration Assets in the NYC Market
- Reviewing NYSERDA list for non-functional systems and U.S. DOE to find additional target
- Continue to promote service work and add more property management clients



Blue Earth Solar

BlueEarth

Achievements

- Re-organization of Xnergy to BE Solar with a strict market focus on larger solar projects versus broad renewable/HVAC services.
- Ruben Fontes hired as division president with over 1 GigaWatt of solar installation experience
- Hired expanded solar experienced management team
- Moved office from Carlsbad to San Diego to reduce overhead costs
- Current Projects:
  - Hawaii Brewery (Completed)
  - Lenape II (Completion August 2015 – On target/below budget)
- New sales and business development team has a large pipeline of established developers
- Created partnerships with large solar companies like NRG and Kenyon Energy

BlueEarth

Market Conditions

- Large solar yieldcos are looking for projects to expand portfolio. Provides the following:
  - Potential projects looking for experienced teams to build projects
  - Buyers hungry to buy projects
  - Opportunities for expansion of O&M and Asset Management services by BE Solar – includes projects not built by BE Solar
- Mexico regulatory changes have provided an opportunity for large utility scale solar projects
  - Team members bi-lingual
  - Experience in working in Mexico



Hawaii Brewery Project
Oahu, HI

BlueEarth

Future Goals

- Close on large pipeline of utility scale projects
- Expansion of Asset Management and O&M services by BE Solar
- Continue to expand relationships with NRG, Kenyon Energy



Lenape II Project
Indianapolis, IN

BlueEarth

Blue Earth Energy Power Solutions

Achievements

Traffic Solutions

- Increasing UPStealth® Orders
  - Washington DC Evacuation Routes
  - VA DOT Hot Lanes Project
  - UT DOT Initial Order
  - Boulder, CO
  - San Francisco, CA



City of Knoxville's Ernie Pierce at UPStealth® installation

- Added distribution partners in AZ, GA, NC, SC
- Added RTi Connect remote communications capability

Data Center & Information Technology Solutions

- First Proof of Concept product shipments

BlueEarth

Market Conditions



Oregon DOT personnel installing UPStealth® at Biggs Junction

Traffic

- Growing need & interest for environmentally safe battery backup solutions
- Increased Intelligent Transportation Systems (ITS) activity at federal and state level
  - Driverless cars
  - Vehicle to Infrastructure Communications

Data Center & Information Technology

- Data Center market growing at 9.9% CAGR worldwide
- Increased demand for distributed solutions
- Increased focus on energy efficient solutions
- Emphasis on Just In Time Capital

BlueEarth

Future Goals

Traffic

•Increase market awareness

•Increase reseller network

•Leverage channel partnerships

•Engage in evolving ITS discussions

Data Center & Information Technology

•Develop environmentally friendly intelligent UPS solution

•Implement Go-to-Market strategy


USE ONLY

Hillsboro, OR installation

BlueEarth

Blue Earth
Power Performance Solutions

BlueEarth

Power Performance Solutions
Proprietary Technology

RTi Edge™

Achievements:

•Created the PPS' **patented** system architecture and the Real-Time Intelligence Edge (RTi Edge^{TM}) product line which collects equipment performance data, stores and analyzes the data in the Cloud and communicates control instructions locally and/or from the Cloud

•RTi Edge^{TM} is initially targeted at providing Advanced Refrigeration Control and Heat, Ventilation and Air conditioning (HVAC) controls



Power Supply (POE - Power Over Ethernet)
Ethernet Data Connection
Analog output
8 x Analog Inputs
Microcontrollers
USB Socket
Auxiliary Power
6 x Relay outputs
Stepper Motor Driver
Energy Measurement

RTi Edge™



Blue Earth

BlueEarth

Market Conditions

Real-Time Intelligence Edge - RTi Edge™

- Growing need for greater **energy efficiency**
- **Big Data** - Need for detailed equipment performance data to support pre-emptive maintenance
- **IoT** - Increased interest in internet connected devices: the "Internet of Things"

  ✓ Increases energy efficiency, equipment lifespan, and reduces energy usage and cost.



RTi EDGE
ADVANCED REFRIGERATION CONTROL
Walk In status
COOLING IDLE
CLOSED
OFF
OFF
Time

COMPANY CONFIDENTIAL

BlueEarth

Future Goals

RTi Edge™

- Commercialize RTi Edge™ product line
- Establish Distributor Network
- Capitalize on Market Incentives
- Generate Market Awareness
- Expand Vertical Market Targets
  - Measurement & Verification
  - Building Management



HVAC Control
Wilsonville Office